Exhibit 10.14

Spousal Consent

The undersigned, Junyi CHEN, (Identification Card No.: [            ]), is the lawful spouse of Qiuwen WANG (Identification Card No.: [            ]). I hereby unconditionally and irrevocably agree to the execution of the following documents by Qiuwen WANG (hereinafter referred to collectively as the Transaction Documents, for the avoidance of doubt, also including any other relevant documents as signed for conducting the transactions contemplated in the Transaction Documents, and as further amended, restated or supplemented from time to time), and the disposal of the equity of Shanghai Caishuo Talent Information Consulting Co., Ltd. (the Company) registered in Qiuwen WANG’s name in accordance with the provisions of the following Transaction Documents:

1.	The Exclusive Purchase Right Contract signed on September 30, 2016, by and among Qiuwen WANG, the Company and CDP Information Technology (Shanghai) Co., Ltd (hereinafter referred to as Shanghai CDP);

2.	The Equity Pledge Agreement signed on April 2, 2018, by and among Qiuwen WANG, Sufen LING, the Company and Shanghai CDP;

3.	The Power of Attorney signed and issued by Qiuwen WANG, on January 23, 2018.

I hereby agree and confirm that I will not make any claim in respect of the equity held by Qiuwen WANG. I further confirm that, Qiuwen WANG can perform the Transaction Documents and further amend or terminate the Transaction Documents or execute other agreements to replace the Transaction Documents without any separate authorization or consent from me. I undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents.

I agree and undertake that, if for any reason I obtain any equity held by Qiuwen WANG in the Company, I will be bound by the Transaction Documents and perform relevant obligations under the Transaction Documents as a shareholder of the Company. For such purpose, upon requested by Shanghai CDP, I will execute such documents substantially equivalent with the Transaction Documents in terms of format and content.

Signature: /s/ Junyi CHEN

Name: Junyi CHEN

Date: September 9, 2019